SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:

January 23, 2008

STRATUM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-51229 (Commission File Number)	51-0482104 (I.R.S. Employer Identification No.)

Three Riverway, Suite 1500 Houston, Texas (Address of principal executive offices)	77056 (Zip code)

Registrant’s telephone number, including area code:  (713) 479-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 22, 2008, the Board of Directors of Stratum Holdings, Inc. (the “Company”) announced that Douglas Parker had resigned from its Board of Directors effective immediately.  Mr. Parker, a Houston businessman, had served on the Company’s Board of Directors since January 2004.  The Board of Directors indicated that it did not plan to designate a replacement to fill Mr. Parker’s unexpired term.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATUM HOLDINGS, INC.

	/s/	D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Chief Financial Officer

January 23, 2008